THE ROXBURY LARGE CAP GROWTH FUND
                              TICKER SYMBOL: _____

================================================================================


                       PROSPECTUS DATED DECEMBER 13, 1999

This prospectus contains important information about the Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

      INFORMATION ABOUT THE ADVISER'S PRIOR PERFORMANCE APPEARS ON PAGE 7.



                THIS PROSPECTUS IS FOR BROKER-DEALER REVIEW ONLY.
SHARES OF THE FUND ARE NOT YET OFFERED TO THE PUBLIC AND, WHEN PUBLICLY OFFERED,
   MAY BE OFFERED ON TERMS DIFFERENT FROM THOSE SET FORTH IN THIS PROSPECTUS.

[LOGO OMITTED]

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,    PORTFOLIO DESCRIPTION
RISKS AND EXPENSES OF THE           Summary................................3
FUND.                               Fees and Expenses......................4
                                    Adviser Prior Performance..............6
                                    Investment Objective...................8
                                    Primary Investment Strategies..........8
                                    Additional Risk Information...........10

DETAILS ABOUT THE SERVICE           MANAGEMENT OF THE FUND
PROVIDERS.                          Investment Adviser....................11
                                    Portfolio Manager.....................11
                                    Service Providers.....................11

POLICIES AND INSTRUCTIONS FOR       SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND            How Share Price is Calculated.........13
CLOSING AN ACCOUNT IN THE           Selecting the Correct Class of Shares.13
FUND.                               Sales Charges.........................13
                                    Sales Charge Reductions and Waivers...16
                                    Purchase of Shares....................17
                                    Redemption of Shares..................18
                                    Distributions.........................18
                                    Taxes.................................18

DETAILS ON DISTRIBUTION PLANS,      DISTRIBUTION AND SERVICE ARRANGEMENTS
DISTRIBUTION AND SERVICE FEES       Rule 12b-1 Fees.......................19
AND THE FUND'S MASTER/FEEDER        Shareholder Service Fees..............20
ARRANGEMENT.                        Master/Feeder Structure...............21


                                    FOR MORE INFORMATION..........back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                        THE ROXBURY LARGE CAP GROWTH FUND

PORTFOLIO DESCRIPTION

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS A MUTUAL FUND?
         A mutual fund pools shareholders' money and, using a professional investment manager, invests in securities like stocks and bonds.
         -----------------------------------------------------------------------

SUMMARY

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT DOES "CAP" MEAN?
         Cap or the market capitalization of a company means the value of all of the shares of the company's common stock in the stock market.
         -----------------------------------------------------------------------

Investment Objective       o    The ROXBURY LARGE CAP GROWTH FUND seeks
                                superior long-term growth of capital.
-------------------------- -----------------------------------------------------
Investment Focus           o    Equity securities (generally common stocks)
-------------------------- -----------------------------------------------------
Share Price Volatility     o    Moderate to high
-------------------------- -----------------------------------------------------
Principal Investment       o    The Fund invests in a diversified portfolio of
Strategy                        equity securities (generally common stocks) of
                                U.S. corporations with a market cap of $5
                                billion or more that have above average earnings
                                potential, compared to the securities market as
                                a whole.
                           o    The Fund  operates  as a  "feeder  fund"
                                which  means  that the Fund  does not buy
                                individual securities directly. Instead, it
                                invests in a corresponding mutual fund or
                                "master fund," which in turn purchases the
                                actual stock holdings. The Fund's master fund is
                                the Large Cap Growth Series of WT Investment
                                Trust I (the "Master").
                           o    In a master/feeder arrangement, a feeder fund,
                                like the Fund, takes your investment dollars and
                                transfers them to an even larger pool, like the
                                Master, for greater efficiency. The Fund and the
                                Master have the same investment objective,
                                policies and limitations. When this prospectus
                                refers to investments of the Fund it is actually
                                referring to the investments of the Master.
                           o    The adviser purchases stocks it believes
                                exhibit consistent, above-average earnings
                                growth, superior quality and attractive
                                risk/reward characteristics. The adviser
                                analyzes the stocks of over 2000 companies using
                                a bottom-up approach to search for high quality
                                companies which are growing at about double the
                                market's average rate. The adviser generally
                                sells stocks when the risk/rewards of a stock
                                turn negative, when company fundamentals
                                deteriorate, or when a stock under performs the
                                market or its peer group.
-------------------------- -----------------------------------------------------
Principal Risks            The Fund is subject to the following risks
                           summarized below which are further described under "Additional Risk Information."

                           o    There is no guarantee that the stock market or
                                the stocks that the Fund buys will always
                                increase in value. Therefore, it is possible to
                                lose money by investing in the Fund.
                           o    The Fund's share price will fluctuate in
                                response to changes in the market value of the
                                Fund's investments. Market value will change as
                                a result of business developments affecting an
                                issuer as well as general market and economic
                                conditions.
                           o    Growth-oriented  investments  may be more
                                volatile than the rest of the U.S. stock market
                                as a whole.
                           o    The  performance of the Fund will depend on how
                                successfully  the adviser pursues its investment
                                strategy.
--------------------------------------------------------------------------------
Investor Profile           o    Investors who want the value of their
                                investment to grow and who are willing to accept
                                more volatility for the possibility of higher
                                growth returns.
--------------------------------------------------------------------------------

FEES AND EXPENSES

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE FUND EXPENSES?
         Every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Sales charges are deducted once when you make or redeem your investment. Expenses are deducted from Fund assets.
         -----------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers different share classes to allow you to maximize your potential return depending on your and your financial consultant's current expectations for your investment in the Fund.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE SALES CHARGES?
         The sales charge or load that you pay is a separate fee based on how much you invest. This fee compensates your financial consultant for providing you with investment assistance and on-going service as well as handling all the paperwork associated with your investment and any subsequent adjustments you make. For your convenience, the Fund is offered in several classes, giving you several ways to pay this fee.
         -----------------------------------------------------------------------


SHAREHOLDER  FEES (FEES PAID  DIRECTLY FROM YOUR
INVESTMENT)                                       CLASS A  CLASS B(A) CLASS C
                                                  -------  ---------  -------
Maximum sales charge (load) imposed on            5.50%(b)     None     None
   purchases (as a percentage of offering price)
Maximum deferred sales charge                      None(c)   5.00%(d)  .00%(e)
Maximum sales charge imposed on                     None       None     None
   reinvested dividends (and other
   distributions)
Redemption fee(f)                                   None       None     None

-------------------------
(a) Class B shares convert to Class A shares automatically at the beginning of the eighth year after purchase.
(b) Reduced for purchases of $75,000 and more. Class A share purchases of $1,000,000 or more will not be subject to an initial sales charge.
(c) Class A shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.
(d) 5.00% during the first year, 4.00% during the second year, 4.00% during the third year; 3.00% during the fourth year, 2.00% during the fifth year, 2.00% during the sixth year and 1.00% during the seventh year after purchase. Class B shares automatically convert into Class A shares at the beginning of the eighth year after purchase and thereafter will not be subject to a CDSC.
(e) Class C shares are subject to a 1.00% CDSC only if redeemed within the first year after purchase.

(f) If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

ANNUAL FUND OPERATING EXPENSES 1 (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)                             CLASS A               CLASS B               CLASS C
                                                           -------               -------               -------
Management fees                                             0.55%                 0.55%                 0.55%
Distribution (12b-1) fee                                    None                  0.75%                 0.75%
Shareholder Service fee                                     0.25%                 0.25%                 0.25%
Other expenses 2                                            0.55%                 0.55%                 0.55%
TOTAL ANNUAL OPERATING EXPENSES 3                           1.35%                 2.10%                 2.10%
Waivers/reimbursements                                     (0.05%)               (0.05%)               (0.05%)
Net expenses 3                                              1.30%                 2.05%                 2.05%
-------------------------

1 The table above and the Example below each reflect the aggregate annual operating expenses of the Fund and the Master.
2 "Other expenses" are based on estimated amounts for the current fiscal year. 3 The adviser has agreed to reduce its fees and/or reimburse expenses to limit the combined total annual operating expenses to 1.30% for Class A Shares, 2.05% for each of Class B shares and Class C shares. This undertaking will remain in place until the Board of Trustees approves its termination.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

o         you reinvested all dividends and other distributions
o         the average annual return was 5%
o the Fund's maximum total operating expenses are charged and remain the same over the time periods
o         you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                   1 YEAR           3 YEARS
                                                   ------           -------

Class A 1                                           680               954


Class B                                             213               658

Class B (assuming complete redemption at the
end of the 1 year or 3 year period) 2               702             1,125

Class C                                             213               658

Class C (assuming complete redemption at            311               751
end of period)

1        Assumes deduction at time of purchase of maximum sales charge.
2        Assumes deduction at redemption of maximum deferred sales charge.

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

ADVISER PRIOR PERFORMANCE
The table below shows relevant performance data for the adviser and its predecessors' investment advisory accounts (the "Accounts") during the ten year period ended September 30, 1999, using the same investment approach specified for the Fund under "Investment Objective" and "Primary Investment Strategies."

The results for the period October 1, 1989 through July 31, 1998 are the results of Roxbury Capital Management Inc., the predecessor to Roxbury Capital Management, LLC.

The Accounts constitute the portfolios managed by the adviser (and its predecessors) that have an identical or substantially similar investment objective or investment approach as the Master and that met certain basic criteria as to minimum account value, discretionary status, tax-exempt status and period of management of more than one month. The Accounts were managed for tax-exempt clients and, therefore, may have been managed differently than for taxable clients. The Master will be managed primarily for taxable investors. The Accounts were not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, or the Internal Revenue Code of 1986. The performance of the Accounts may have been adversely affected had they been subject to the same expenses, restrictions and limitations. The adviser believes that any adverse effect would not have been significant. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return you might achieve by investing in the Fund. You should not rely on the following performance data as an indication of future performance of the adviser or of the Fund.


                            TOTAL RETURN OF ACCOUNTS
---------------------------------------------------------------------------------------------------


 Average Annual Return for the         1 Year Ended  3 Years Ended  5 Years Ended    10 Years Ended
 Periods Specified:                    SEPT.30, 1999 SEPT.30, 1999  SEPT. 30, 1999   SEPT. 30, 1999
 The Accounts (net of
 expenses)..........................      38.93%       27.50%         24.14%           16.96%
 S&P 500 Index......................      27.80%       25.09%         25.03%           16.80%

---------------------------------------------------------------------------------------------------


Please read the following important notes concerning the Accounts:

1. The results for the Accounts reflect both income and capital appreciation or depreciation (total return). Dividends are accounted for on a cash basis; other items of income are accounted for on an accrual basis. Returns are time-weighted and represent the dollar-weighted average of the Accounts. Return figures are net of applicable fees and expenses (other than separate custody fees). As of April 1, 1995, the Accounts were valued daily.

2. The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index (stock price times number of shares outstanding), with each stock's weight in the S&P 500 Index proportionate to its market value.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN INDEX?
         An index is a broad measure of the market performance of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
         -----------------------------------------------------------------------

     SPECIAL NOTE CONCERNING ADVISER INVESTMENT RETURNS: You should note that the Fund will compute and disclose its average annual compounded rate of return using the standard formula set forth in SEC rules, which differs in certain respects from the method used to compute the returns for the Accounts noted above. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $10,000 to an ending redeemable value. The returns shown for the Accounts are reduced to reflect the deduction of advisory fees in accordance with the SEC calculation formula, which requires that returns shown for a fund be net of advisory fees as well as all other applicable fund operating expenses. Performance was calculated on a trade date basis.

INVESTMENT OBJECTIVE
The Fund and the Master seek superior long-term growth of capital.

For purposes of this investment objective, "superior" long-term growth of capital means long-term growth of capital from an investment in the securities comprising the S&P 500 Index that exceeds the return of the S&P 500 Index. This investment objective may not be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE GROWTH FUNDS?
         Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.
         -----------------------------------------------------------------------

The Fund invests its assets in the Master, which, under normal market conditions, invests at least 65%, and typically more, of its total assets in the following equity (or equity-related) securities:
o common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics and, with respect to at least 65% of the Master's total assets, have a market capitalization of $5 billion or higher at the time of purchase;
o securities convertible into the common stock of U.S. corporations described above;
o options on common stock or options on stock indexes.

The adviser looks for high quality, sustainable growth stocks while paying careful attention to valuation. Research is bottom-up, emphasizing business fundamentals, including financial statement analysis and industry and competitor evaluations. The adviser selects stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. These dominant companies are expected to generate consistent earnings growth in a variety of economic environments.

The adviser also seeks to provide a greater margin of safety and stability in its investments. Superior earnings growth is expected to translate ultimately into superior compounding of returns. Additionally, several valuation tools are used to avoid over-paying for growth or chasing "hot" stocks. Over time, the adviser believes these favorable characteristics will produce superior returns with less risk than many other growth styles.

The adviser's research team analyzes a broad universe of over 2,000 companies. Industry specialists search for high-quality companies that are growing their earnings at roughly double the market's average. Approximately 150 stocks pass these initial screens and are subject to thorough research. Dominant market share, strong financials, the power to price, significant free cash flow and shareholder-oriented management are critical attributes or factors.

Final purchase candidates are selected by the adviser's investment committee based on attractive risk/reward characteristics and diversification guidelines. Certain industries may be over or under-weighted by the adviser based upon favorable growth rates or valuation parameters.

The adviser attempts to maintain portfolio continuity by purchasing growth companies that are less sensitive to short-term economic trends than cyclical, low quality companies. The adviser generally sells stocks when the risk/reward characteristics of a stock turn negative, company fundamentals deteriorate, or the stock underperforms the market or its peer group. The latter device is employed to minimize mistakes and protect capital.

The Fund's investments will emphasize large cap growth stocks, but also may include medium cap stocks and special situations.

LARGE CAP GROWTH STOCKS (over $5 billion in total market cap) - Up to 100%, but not less than 65%, of total assets:

o         Mature, predictable businesses
o         Capital appreciation and income
o         Highest liquidity

MEDIUM CAP GROWTH STOCKS (between $1 and $5 billion in total market cap) - Up to 20% of the Master's total assets:

o         Superior long-term potential
o         Strong niche or franchise
o         Seasoned management

SPECIAL SITUATIONS GROWTH OPPORTUNITIES - Up to 20% of the Master's total assets:

o         Stable return, independent of the market
o         Unusually favorable risk/reward characteristics
o         Typically involve corporate restructuring

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade. The result of this action may be that the Fund will be unable to achieve its investment objective. The Fund also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risk is available in our Statement of Additional Information:

o MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
o GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.
o DERIVATIVES RISK: Some of the Fund's investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Master's total assets may at any time be committed or exposed to derivative strategies.
o MASTER/FEEDER RISK: The master/feeder structure is relatively new and complex. While this structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of the master fund could have adverse effects on a fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund and, therefore, could have effective voting control over the operation of the master fund.
o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

MANAGEMENT OF THE FUND
The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders. The Board of Trustees includes a member of the Roxbury Investment Committee.

INVESTMENT ADVISER
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN ADVISER?
         The adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the adviser and establishes policies that the adviser must follow in its management activities.
         -----------------------------------------------------------------------

Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser for the Fund (by managing the Master Portfolio). Under an advisory agreement, Roxbury, subject to the supervision of the Board of Trustees, directs the investments of the Fund in accordance with its investment objective policies and limitations. In addition to serving as adviser to the Fund, Roxbury is engaged in a variety of investment advisory activities, including the management of separately managed accounts. The Fund pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Fund's first $1 billion of average daily net assets; 0.50% of the Fund's next $1 billion of average daily net assets; and 0.45% of the Fund's average daily net assets over $2 billion.

PORTFOLIO MANAGER
The day-to-day management of the Fund is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Fund and relies on Roxbury's research team.

SERVICE PROVIDERS
The chart below provides information on the Fund's primary service providers.




Asset                                                                        Shareholder
Management                                                                   Services

------------------------------------                                         --------------------------------

              ADVISER                                                                TRANSFER AGENT

  ROXBURY CAPITAL MANAGEMENT, LLC                                                       PFPC INC.
      100 WILSHIRE BOULEVARD                                                      400 BELLEVUE PARKWAY
             SUITE 600                                                            WILMINGTON, DE 19809
      SANTA MONICA, CA 90401                                                            SUITE 108

                                                                              Handles shareholder services,
                                                                               including recordkeeping and
                                                                                 statements, payment of
   Manages the Fund's investment                                             distribution and processing of
            activities.                                                          buy and sell requests.

------------------------------------                                         --------------------------------

                                        ---------------------------------
                                         ROXBURY LARGE CAP GROWTH FUND
                                        ---------------------------------
Fund                                                                         Asset
Operations                                                                   Safe Keeping

------------------------------------                                         --------------------------------
         ADMINISTRATOR AND                                                              CUSTODIAN
         ACCOUNTING AGENT
                                                                                 WILMINGTON TRUST COMPANY
             PFPC INC.                                                             RODNEY SQUARE NORTH
       400 BELLEVUE PARKWAY                                                     1100 NORTH MARKET STREET
       WILMINGTON, DE 19809                                                       WILMINGTON, DE 19890

Provides facilities, equipment and                                              Holds the Fund's assets,
      personnel to carry out                                                   settle all portfolio trades
administrative services related to                                               and collect most of the
the Fund and calculates the Fund's                                             valuation data required for
      NAV and distributions.                                                 calculating the Fund's NAV per
                                                                                         share.
------------------------------------                                         --------------------------------

                                Distibution
                                -------------------------------------------------
                                                  DISTRIBUTION

                                          PROVIDENT DISTRIBUTORS, INC.
                                          FOUR FALLS CORPORATE CENTER
                                          WEST CONSHOHOCKEN, PA 19428

                                         Distributes the Fund's shares.
                                -------------------------------------------------

SHAREHOLDER INFORMATION
HOW SHARE PRICE IS CALCULATED
The Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the accounting agent determines the Fund's daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Fund is subject to the risk that it has valued certain of its stocks at a higher price than it can sell them.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS THE NET ASSET VALUE or "NAV"?
                                 NAV = ASSETS - LIABILITIES
                                 --------------------------
                                     Outstanding Shares
         -----------------------------------------------------------------------

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund.

Shares will not be priced on those days the Fund is closed. As of the date of this prospectus, those days are:

New Year's Day                Memorial Day        Veterans Day
Martin Luther King, Jr. Day   Independence Day    Thanksgiving Day
Presidents' Day               Labor Day           Christmas Day
Good Friday                   Columbus Day

SELECTING THE CORRECT CLASS OF SHARES
This prospectus offers Class A, Class B and Class C shares of the Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements and current expectations. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.

CLASS A SHARES--INITIAL SALES CHARGE
If you purchase Class A shares, you will incur a sales charge at the time of purchase (a "front-end load") based on the dollar amount of your purchase. The maximum initial sales charge is 5.50%, which is reduced for purchases of $75,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers." Class A shares are subject to an ongoing shareholder service fee of 0.25% of the Fund's average net assets attributable to Class A shares. Class A shares will not be subject to any contingent deferred sales charge (CDSC or "back end load") when they are redeemed. Although purchases of $1,000,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase. Class A shares also will be issued upon conversion of Class B shares, as described below under "Class B Shares." The minimum initial investment in Class A shares is $2,000.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of the Fund's shares or to compensate the distributor for its efforts to sell the shares of the Fund.

-------------------------------------------------------------------------------------------------
                                                                          DEALER REALLOWANCE
YOUR INVESTMENT              AS A PERCENTAGE OF    AS A PERCENTAGE OF     AS A PERCENTAGE OF
                               OFFERING PRICE       YOUR INVESTMENT         OFFERING PRICE
-------------------------------------------------------------------------------------------------
$75,000 and less                    5.50%                5.82%                  4.00%
-------------------------------------------------------------------------------------------------
$75,000 up to $150,000              5.00%                5.26%                  3.50%
-------------------------------------------------------------------------------------------------
$150,000 up to $250,000             4.50%                4.71%                  3.00%
-------------------------------------------------------------------------------------------------
$250,000 up to $500,000             3.50%                3.63%                  2.25%
-------------------------------------------------------------------------------------------------
$500,000 up to $1,000,000           3.00%                3.09%                  1.74%
-------------------------------------------------------------------------------------------------
Over $1,000,000                     0.00%                0.00%*                 0.00%*
-------------------------------------------------------------------------------------------------

CLASS B SHARES--DEFERRED SALES CHARGE
If you purchase Class B shares, you will not incur a sales charge at the time of purchase. However, Class B shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. Class B shares are subject to a CDSC (back end load) if you redeem them prior to the eighth year after purchase. At the beginning of the eighth year after purchase, Class B shares will automatically convert into Class A shares of the Fund, which are subject to the shareholder service fee of 0.25%. Automatic conversion of Class B shares into Class A shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for federal income tax purposes. Shares purchased through reinvestment of dividends and other distributions on Class B shares also will convert automatically to Class A shares based on the portion of purchased shares that convert. The minimum initial investment in Class B shares is $2,000.

CLASS C SHARES--PAY AS YOU GO
If you purchase Class C shares, you do not incur a sales charge at the time of purchase. However, Class C shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. Class C shares also are subject to a 1.00% CDSC (back end load) if you redeem them within one year of purchase. Although Class C shares are subject to a CDSC for only one year (as compared to seven years for Class B), Class C shares have no conversion feature. Accordingly, if you purchase Class C shares, those shares will be subject to the 0.75% distribution fee and the 0.25% shareholder service fee for as long as you own your Class C shares. The minimum initial investment in Class C shares is $2,000.

You may be subject to a CDSC upon redemption of your Class B and Class C shares under the following conditions:

o         Class B Shares
              ---------------------------------------------------------------
                YEARS AFTER PURCHASE       CDSC ON SHARES BEING REDEEMED
              ---------------------------------------------------------------
                      1st year                         5.00%
              ---------------------------------------------------------------
                      2nd year                         4.00%
              ---------------------------------------------------------------
                      3rd year                         4.00%
              ---------------------------------------------------------------
                      4th year                         3.00%
              ---------------------------------------------------------------
                      5th year                         2.00%
              ---------------------------------------------------------------
                      6th year                         2.00%
              ---------------------------------------------------------------
                      7th year                         1.00%
              ---------------------------------------------------------------
                 After the 7th year                     None
              ---------------------------------------------------------------

         Class B shares will be automatically converted to Class A shares at the beginning of the eighth year after purchase.

o        Class C Shares
         If you redeem Class C shares within one year of purchase, you will be charged a CDSC of 1.00%. There is no CDSC imposed on Class C shares acquired through reinvestment of dividends or capital gains.

The CDSC will be imposed on the lesser of the original purchase price or the net asset value of the redeemed shares at the time of the redemption. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

OTHER CLASSES OF SHARES
The Fund also offers other classes of shares for special purposes. These other classes are not available to the general public, although they may appear in newspaper listings. When reviewing newspaper listings, please remember that the class or classes listed may not be the class you own and therefore the net asset value(s) listed may be different from the net asset value of your shares.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING SALES CHARGES ON YOUR CLASS A SHARES. There are several ways you can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

o Accumulation privilege--lets you add the value of shares of any Class A shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges

o Letter of intent--lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Statement of Additional Information for terms and conditions.

To use these privileges, discuss your eligibility with your financial consultant.

CDSC WAIVERS. In general, the CDSC may be waived on shares you sell for the following reasons:

o Payments through certain systematic retirement plans and other employee benefit plans

o Qualifying distributions from qualified retirement plans and other employee benefit plans

o Distributions from custodial accounts under section 403(b)(7) of the Internal Revenue Code as well as from Individual Retirement Accounts (IRAs) due to death, disability or attainment of age 59 1/2

o Participation in certain fee-based programs

To use any of these waivers, contact your financial consultant.

REINSTATEMENT PRIVILEGE. If you sell shares of the Fund, you may invest some or all of the proceeds in the Fund within 90 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To use this privilege, contact your financial consultant.

NET ASSET VALUE PURCHASES. Class A shares may be sold at net asset value, with only a $2,000 minimum initial investment, to:

o Clients of financial consultants who exchange their shares from an unaffiliated investment company that has a comparable sales charge, so long as shares are purchased within 60 days of the redemption;

o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of Fund shares;

o Current or retired trustees, officers and employees of the Fund, the distributor, the transfer agent, the adviser and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members;

o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor; and

o Such other persons as are determined by the adviser or distributor to have acquired shares under circumstances where the Fund has not incurred any sales expense.

PURCHASE OF SHARES

Investors may purchase shares of the Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate purchase instructions, as well as for information pertaining to accounts and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

The minimum initial investment in Class A, Class B or Class C shares is $2,000 (including IRAs) and $100 for subsequent investments. The adviser or the distributor, at their discretion, may waive these minimums. See our Statement of Additional Information for further details.

See "Sales Charge Reductions and Waivers" for ways to make your initial investment go farther.

Shares are sold at a public offering price based on the net asset value for the class of shares selected. If your purchase order is received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day, you will pay the next public offering price that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, see our Statement of Additional Information

REDEMPTION OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------------
         HOW TO REDEEM (SELL) SHARES:
         o         By mail
         o         By telephone
         -----------------------------------------------------------------------

If you purchased your shares through a financial intermediary, you should contact the intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

SMALL ACCOUNTS: If the value of your Fund accounts falls below $500, the Fund may ask you to increase your balance. If the account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

For information on other ways to redeem shares, please refer to our Statement of Additional Information.

DISTRIBUTIONS
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
         -----------------------------------------------------------------------

Distributions from the net investment income of the Fund are declared and paid annually to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares, unless you have elected to receive the distributions in cash.

TAXES
FEDERAL INCOME TAX: As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest subject to Federal income tax and securities that earn interest exempt from that tax, under normal conditions the Fund invests primarily in taxable securities. The Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. The Fund's distributions of net capital gain, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Fund anticipates the distribution of net capital gain.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION AND SERVICE ARRANGEMENTS
Provident Distributors, Inc. ("PDI") manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials and enters into dealer agreement with financial consultants to sell shares.

         PLAIN TALK
         -----------------------------------------------------------------------
         HOW CAN YOUR FINANCIAL CONSULTANT HELP YOU?
         Your financial consultant is thoroughly familiar with the Fund and with Roxbury Capital Management. He or she can answer any questions you have now, or in the future, about how the Fund operates, which class of shares is most appropriate for you and how the Roxbury investment style works and has performed for other investors. Your financial consultant is a valuable and knowledgeable resource.
         -----------------------------------------------------------------------

RULE 12B-1 FEES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE 12b-1 FEES?
         12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.
         -----------------------------------------------------------------------

The Fund has adopted a distribution plan under Rule 12b-1 that allows the Fund to pay a fee to PDI for facilitating the sale and distribution of its shares. Because these fees are paid out of the

Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares and the servicing of its shareholders in accordance with a plan adopted by the Board of Trustees and approved by its shareholders. Pursuant to the Rule, the Board has approved, and the Fund has entered into, a Distribution Plan with PDI, for the Class B and Class C shares. Under the Distribution Plan, the Fund will pay distribution fees to PDI at a maximum annual rate of 0.75% of its aggregate average daily net assets attributable to its Class B and Class C shares.

The Distribution Plan provides that the distributor may use the distribution fees received from a class of shares to pay for the distribution and shareholder servicing expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Fund to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Fund and that class; and (iv) costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C shares as accrued.

The distribution fees applicable to the Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through broker-dealers without the assessment of a front-end sales charge and at the same time to permit the distributor to compensate broker-dealers on an ongoing basis to provide services to shareholders of the Class B and Class C shares attributable to those broker-dealers.

SHAREHOLDER SERVICE FEES
The Board of Trustees has adopted a shareholder service plan authorizing the Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of each class of shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the Master. The master/feeder structure enables various institutional investors, including the Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, the Fund could switch to another master fund or decide to manage its assets itself. The Fund is not currently contemplating such a move.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

Roxbury Large Cap Growth Fund
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) 497-2960
8:30 a.m. to 5:00 p.m. Eastern time

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                           PLEASE CALL (800) 497-2960.

The investment company registration number is 811-08648.